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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): JULY 20, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                       1-12202                       93-1120873
     (State or other jurisdiction           (Commission                  (I.R.S. Employer
           of incorporation)                File Number)                Identification No.)



                     13710 FNB PARKWAY                                      68154-5200
                      OMAHA, NEBRASKA                                       (Zip Code)
         (Address of principal executive offices)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)





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ITEMS 5 AND 12.  OTHER EVENTS AND REGULATION FD DISCLOSURE AND DISCLOSURE
                 OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           Attached as Exhibit 99.1 is a copy of a press release, dated July 20, 2004, regarding the sale of 2,710,000 of Northern Border Partners, L.P.'s common units by Sundance Assets, L.P.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

     99.1  Northern Border Partners, L.P. press release dated July 20, 2004.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Northern Border Partners, L.P.
                                         (A Delaware Limited Partnership)



Dated: July 20, 2004                     By:        /s/ Jerry L. Peters
                                            ------------------------------------
                                                        Jerry L. Peters
                                            Chief Financial & Accounting Officer





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                                  EXHIBIT INDEX



Exhibit 99.1    --    Northern Border Partners, L.P. Press Release dated
                      July 20, 2004.